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Exhibit 99.1

       RACEFANS TO RECEIVE EVENT INFORMATION AND MULTI-MEDIA MESSAGES VIA
                BLUETOOTH AND WI-FI DURING COKE ZERO 400 WEEKEND

       TRIAL PROGRAM WILL BE THE FIRST OF ITS KIND FOR A MAJOR SPORT VENUE

      DAYTONA BEACH, FLA. - JULY 1, 2008 - For the first time ever at a NASCAR or other major sports venue, fans will be able to receive helpful event information, entertainment updates and multi-media content via Bluetooth and Wi-Fi technology as part of a trial program being conducted during the Coke Zero 400 Powered By Coca-Cola Weekend at Daytona International Speedway(R).

      International Speedway Corporation ("ISC"), owner and/or operator of 13 major motorsports facilities including Daytona International Speedway, has partnered with Ace Marketing & Promotions (OTCBB: AMKT) to set up several Bluetooth and Wi-Fi-enabled "hotspots" in high-traffic areas throughout the speedway property. Ace Marketing & Promotions is, to our knowledge, the only proximity marketing solutions provider to utilize both Bluetooth and Wi-Fi in the United States. When a fan enters the hotspot, they can voluntarily accept to receive information during the weekend including scheduled driver appearances, pre-race concerts and entertainment, or way-finding directions. They can also receive multi-media race-related content from top sponsors including Coca-Cola and Chevy.

      "This innovative technology adds another level of customer service at our facilities while enhancing the race-day experience by delivering useful and entertaining information directly to our fans," said John Guthrie, Vice President of Business Development for Daytona International Speedway. "Race-goers can download multi-media content of the event and their favorite driver, or can simply receive the location of the nearest restroom. The opportunities of this technology are limitless and we look forward to a successful trial at Daytona this coming weekend."

      "We are proud to support Daytona and ISC in their efforts to reach consumers and applaud them for stepping out and being the leader in motorsports marketing" said Michael Trepeta, President Ace Marketing & Promotions. "Because the content is delivered via Bluetooth, the messages are sent directly to the race fan once they enter the hotspot. Also, the technology is compatible with hundreds of wireless devices and manufacturers."



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Daytona Fans to Receive Event Information Via Bluetooth and Wi-Fi              2

      Billboards throughout the facility will alert fans when they are entering a hotspot, and customer service representatives will be on-hand to assist with any technological issues. A map of facility hotspots is available at www.daytonainternationalspeedway.com. Great tickets are still available for the Coke Zero 400 Powered by Coca-Cola Weekend at Daytona International Speedway - visit www.racetickets.com or call 1-800-pitshop.

INTERNATIONAL SPEEDWAY CORPORATION
----------------------------------
International Speedway Corporation is a leading promoter of motorsports activities, currently promoting more than 100 racing events annually as well as numerous other motorsports-related activities. The Company owns and/or operates 13 of the nation's major motorsports entertainment facilities, including Daytona International Speedway(R) in Florida (home of the Daytona 500(R)); Talladega Superspeedway(R) in Alabama; Michigan International Speedway(R) located outside Detroit; Richmond International Raceway(R) in Virginia; Auto Club Speedway of Southern CaliforniaSM near Los Angeles; Kansas Speedway(R) in Kansas City, Kansas; Phoenix International Raceway(R) in Arizona; Chicagoland Speedway(R) and Route 66 RacewaySM near Chicago, Illinois; Homestead-Miami SpeedwaySM in Florida; Martinsville Speedway(R) in Virginia; Darlington Raceway(R) in South Carolina; and Watkins Glen International(R) in New York. In addition, ISC is a limited partner with Group Motorise International in the organization and promotion of certain events at Circuit Gilles Villeneuve in Montreal, Canada.

The Company also owns and operates MRN(R) Radio, the nation's largest independent sport radio network; the Daytona 500 ExperienceSM, the "Ultimate Motorsports Attraction" in Daytona Beach, Florida, the official attraction of NASCAR(R); and Americrown Service Corporation, a subsidiary that provides catering services, food and beverage concessions, and produces and markets motorsports-related merchandise. In addition, ISC has an indirect 50 percent interest in a business called Motorsports Authentics(R), which markets and distributes motorsports-related merchandise licensed by certain competitors in NASCAR racing. For more information, visit the Company's Web site at www.iscmotorsports.com.

ACE MARKETING & PROMOTIONS INC.
-------------------------------
Ace Marketing & Promotions Inc., based in New York, is a full-service promotional marketing company offering a wide array of business solutions. Ace Marketing is a global leader in proximity marketing with proprietary Bluetooth and Wi-Fi integrated technology that establishes the benchmark for how multimedia messages are being delivered. Established in 1998, the Company has built a successful, scalable business platform capable of consolidating a portion of the promotional products industry.


SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995.

CERTAIN STATEMENTS IN THIS PRESS RELEASE CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCES OR ACHIEVEMENTS EXPRESS OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES INCLUDING, WITHOUT LIMITATION, CHANGES IN LEVELS OF COMPETITION, POSSIBLE LOSS OF CUSTOMERS, AND THE COMPANY'S ABILITY TO ATTRACT AND RETAIN KEY PERSONNEL.

Daytona Fans to Receive Event Information Via Bluetooth and Wi-Fi              3


For Media Inquiries & Interviews Contact

Ace Marketing & Promotions                   International Speedway Corp.
John Exley                                   Lenny Santiago
AMKT@acornmanagement.com                     lsantiago@iscmotorsports.com
------------------------                     ----------------------------
404-474-4638 x13                             386-681-5937


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